EXHIBIT 10(a)


                                      $125,000,000


                        Coeur d'Alene Mines Corporation


                    7 1/4% Convertible Subordinated Debentures due 2005


                                   PURCHASE AGREEMENT


                                                               October 7, 1997


Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10020


Ladies and Gentlemen:


     SECTION 1. INTRODUCTORY. The Coeur d'Alene Mines Corporation, an Idaho corporation (the "Company"), proposes to issue and sell to you (the "Purchaser") an aggregate of $125,000,000 aggregate principal amount of 7 1/4% Convertible Subordinated Debentures due 2005 (the "Firm Debentures") to be issued under an indenture dated as of October 14, 1997 (the "Indenture"), between the Company and Bankers Trust Company, as trustee (the "Trustee"). The Company also proposes to sell to the Purchaser, upon the terms and conditions set forth in Section 3 hereof, up to an additional $18,750,000 aggregate principal amount of its 7 1/4% Convertible Subordinated Debentures due 2005 (the "Optional Debentures"). The Firm Debentures and the Optional Debentures are convertible into shares of common stock, par value $1.00 per share ("Common Stock"), of the Company, at a conversion price of $17.45 per share of Common Stock (which price is subject to adjustment in certain events as described in the Indenture). The Firm Debentures and the Optional Debentures are hereinafter sometimes collectively referred to as the "Securities".

     The Purchaser and other holders (including subsequent transferees) of Securities will be entitled to the benefits of the registration rights agreement, to be dated as of the Closing Date (as defined below) (the "Registration Rights Agreement") between the Company and the Purchaser, in the form attached hereto as Exhibit B. Pursuant to the Registration Rights Agreement, the Company will agree to file with the United States Securities and Exchange Commission (the "Commission") under the circumstances set forth therein a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale of (i) such Securities and (ii) the shares of Common Stock initially issuable upon conversion of the Securities by holders thereof, and to use its best efforts to cause such shelf registration statement to be declared effective.

     The Company hereby agrees with the Purchaser as follows:

     SECTION 2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to, and agrees with, the Purchaser that:

     (a) A preliminary offering circular, issued October 3, 1997 (the "Preliminary Offering Circular") and an offering circular, dated October 7, 1997 (the "Offering Circular", in each case including the documents incorporated therein by reference as described below, have been prepared in connection with the offering of the Securities and shares of Common Stock issuable upon conversion thereof. Any reference to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, and June 30, 1997, respectively, each having been filed with the Commission pursuant to the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") on or prior to the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the


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

   Preliminary Offering Circular or the Offering Circular, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(d)) furnished by the Company prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Circular or the Offering Circular, as the case may be, or any amendment or supplement thereto are hereinafter called the "Exchange Act Reports". The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser expressly for use therein.

     (b) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act")), as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

     (c) The Company is not, and after giving effect to the offering and sale of the Securities, will not be required to be registered or regulated as an "investment company", within the meaning of the United States Investment Company Act of 1940, as amended (the "Investment Company Act").

     (d) Within the preceding six months, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities,


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

   other than Securities offered or sold to the Purchasers hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Lazard Freres & Co. LLC), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act.

     SECTION 3. PURCHASE, SALE AND DELIVERY OF SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Purchaser agree that the Purchaser will purchase from the Company at the purchase price of 97% of the principal amount thereof the principal amount of Firm Debentures set forth opposite such Purchaser's name in Schedule I hereto.

     The Company hereby agrees to issue and sell to the Purchaser and, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Purchaser shall have the right to purchase from the Company, pursuant to an option to be exercised in the 30-day period commencing on the date of this Agreement, up to $18,750,000 aggregate principal amount of Optional Debentures at the purchase price of 97% of the principal amount thereof. Optional Debentures may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Debentures.

     The Company will deliver the Firm Debentures to you, against payment of the purchase price therefor by wire transfer in immediately available funds to an account specified in writing by the Company. Payment for the Firm
Debentures shall be made at the offices of Cravath, Swaine & Moore at 10:00 A.M., New York Time, on October 14, 1997 or at such other place or time not later than three full business days thereafter as you and the Company determine (the "Initial Closing Date").


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

     The Company will deliver the Optional Debentures to be purchased to you, against payment of the purchase price therefor by wire transfer in immediately available funds to an account specified in writing by the Company, at the offices of Cravath, Swaine & Moore on such date and at such time (the "Option Closing Date"), as shall be specified in the notice from Lazard Freres & Co. LLC to the Company exercising the option to purchase Optional Debentures. The Option Closing Date may be the same as the Initial Closing Date but shall in no event be earlier than the Initial Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to. Such notice may be given, by letter or by telecopy or other facsimile transmission or by telephone (if subsequently confirmed in writing), to the Company at any time within 30 days after the date of this Agreement. The Option Closing Date may be varied by agreement between the Purchaser and the Company. The Initial Closing Date and the Option Closing Date are herein collectively referred to as the "Closing Date."

     The certificates for all the Firm Debentures and the Optional Debentures to be delivered will be in such denominations and registered in such names as you request two full business days prior to the Initial Closing Date or the Option Closing Date, as the case may be, and will be made available at the office of Lazard Freres & Co. LLC, New York, New York or, upon your request, through the facilities of The Depository Trust Company, for checking and packaging at least one full business day prior to the Initial Closing Date or the Option Closing Date, as the case may be.

     SECTION 4. OFFERING BY PURCHASER. Upon the authorization by you of the release of the Firm Debentures, the Purchaser proposes to offer the Firm Debentures for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and the Purchaser hereby represents and warrants to, and agrees with the Company that:

     (a) It will offer and sell the Securities only to: (i) persons who it reasonably believes are "qualified institutional buyers") ("QIBS") within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex A to this Agreement;

     (b) It is an Institutional Accredited Investor.


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

     SECTION 5. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Purchaser that:

     (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be reasonably disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof.

     (b) To furnish the Purchasers with 5 copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' report(s) in the Offering
   Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the completion of the distribution of the Securities, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to the Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance.

     (c) Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open- end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

     (d) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its


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

   expense, upon request, to holders of Securities and the Common Stock issuable upon conversion thereof and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act.

     (e) During the period of two years after the Time of Delivery (or such shorter period following the latest date of original issuance of the Securities after which resales of the Securities may be effected by non-affiliates of the Company in reliance on paragraph (k) of Rule 144 under the Securities Act, or any successor provision thereto), the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

     (f) Until such time as any Security or any Common Stock issuable upon conversion thereof is registered under the Securities Act pursuant to the Registration Rights Agreement and transferred pursuant to such registration, to include a legend on the Securities and the Common Stock issuable upon the conversion thereof to the effect set forth under "Notice to Investors" in the Offering Circular.

     (g) The Company will take such action as you may reasonably request, in cooperation with you, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

     (h) During the period beginning from the date hereof and continuing to the date 90 days after the date of the Offering Circular, the Company will not offer, sell, contract to sell or otherwise dispose of, (i) any shares of Common Stock or other capital stock of the Company or any securities convertible into or exercisable or exchangeable


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

   for its Common Stock or other capital stock, other than (A) the Securities,
   (B) Common Stock to be issued upon conversion of the Securities, (C) Common Stock (or options or rights to purchase the same) which may be issued or granted in connection with existing employee or director benefit or compensation plans, (D) Common Stock issued upon conversion, exchange or exercise of securities outstanding on the date hereof or (E) Common Stock issued in connection with a business combination transaction approved by the Company's shareholders or (ii) any debt securities of, or guaranteed by, the Company, in each case without your prior written consent.

   (i) Between the date hereof and the Closing Date, the Company will not do or authorize any act or thing which would result in an adjustment of the conversion price of the Securities.

   (j) The Company will reserve and keep available at all times, free of pre-emptive rights, the full number of shares of Common Stock issuable upon conversion of the Securities.

   (k) The Company will use its good faith efforts to list, subject to notice of issuance and passage of appropriate time periods, the shares of Common Stock issuable upon conversion of the Securities on the New York and Pacific Stock Exchanges.

   (l) To use its best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.

     SECTION 6. CONDITIONS OF THE OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser to purchase and pay for the Securities on the Initial Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date hereof and as of the Initial Closing Date with the same force and effect as if made as of that date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of their obligations hereunder and to the following additional conditions precedent:

     (a) You shall not have advised the Company that the Offering Circular, or any amendment or supplement thereto,


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

   contains any untrue statement of fact or omits to state any fact which, you have concluded, is material and in the case of an omission is required to be stated therein or is neces sary to make the statements therein not misleading.

     (b) You shall have received a favorable opinion of Freedman, Levy, Kroll & Simonds, counsel for the Company, dated the Initial Closing Date, to the effect that:

        (i) Each of the Company, Coeur Alaska, Inc., Coeur Rochester, Inc., CDE Chilean Mining Corporation, Callahan Mining Corporation, Coeur New Zealand, Inc., and Silver Valley Resources Corporation (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Offering Circular, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material prop erties or conducts material business.

        (ii) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Offering Circular, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances.

        (iii) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company.

        (iv) The Securities and the capital stock of the Company conform in all material respects to the description thereof contained in the Offering Circular; the Indenture has been duly authorized, executed and


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

     delivered by the Company and the Trustee, and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or at equity); and the Securities have been duly authorized, and when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchaser pursuant to this Agreement, the Securities will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or at equity).

        (v) The shares of Common Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance upon such conversion and, when issued upon conversion, will be validly issued, fully paid and nonassessable.

        (vi) Such counsel has no reason to believe that the Offering Circular includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (vii) The statements set forth in the Offering Circular under the headings "Description of the Debentures" and, "Description of Capital Stock", insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein fairly present the information called for with


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

     respect to such legal matters, documents and proceedings.

        (viii) No consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental authority or agency is required for the issue and sale of the Securities or the consummation of the transactions contemplated by this Agreement, except such as may be required and have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the distribution of the Securities by the Purchaser; and, the issue and sale of the Securities, the execution and delivery of the Indenture, this Agreement and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any law, administrative regulation or administrative or court decree or order applicable to the Company or any of its subsidiaries.

        (ix) To the best knowledge of such counsel and except as set forth in the Offering Circular, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operation of the Company and its subsidiaries, taken as a whole.

        (x) The Exchange Act Reports and any other documents incorporated by reference in the Offering Circular as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when


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

     they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

        (xi) Assuming (i) the accuracy of, and compliance with, the representations, warranties and covenants by the Company in Sections 2(b), 2(d), 2(e), 5(d), 5(e) and 5(f) and by you contained in Section 3 and Annex A of this Agreement, (ii) the compliance by you with the offering and transfer procedures and restrictions described in the Offering Circular and the Purchase Agreement and (iii) the accuracy of, and compliance with, the representations, warranties and covenants of each of the purchasers to whom you initially resell the Securities as specified in the Offering Circular, no registration of the Securities under the Securities Act, and no qualification of the Indenture under the TIA with respect thereto, is required for the offer and sale by the Company and the offer and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement; PROVIDED, HOWEVER, we express no opinion as to any subsequent resale of the Securities.

        (xii) The Company is not required to be registered or regulated as an "investment company" within the meaning of the Investment Company Act.

In rendering such opinion, such counsel may rely (x) as to matters involving the application of laws of any jurisdiction other than the State of Idaho or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Purchaser and (y) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Offering Circular in this paragraph (c) include any supplements thereto at the Closing Date.


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

     (c) You shall have received from Cravath, Swaine & Moore, counsel for the Purchaser, an opinion, dated the Initial Closing Date, with respect to such matters as you may reasonably request.

     (d) You shall have received from the President or any Senior Vice President and a principal financial or accounting officer of the Company a certificate, dated the Initial Closing Date, in which such officers, to the best of their knowledge and after reasonable investigation, shall state (i) such officers have carefully examined the Offering Circular, (ii) in their opinion, as of its date, the Offering Circular did not include any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and since such date, no event has occurred which should have been set forth in a supplement or amendment to the Offering Circular, (iii) that there has not been, since the respective dates as of which information is given in the Offering Circular, any material adverse change in the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business and (iv) the representations and warranties of the Company contained in Section 2 are true and correct with the same force and effect as though made on and as of the Initial Closing Date and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Initial Closing Date.

     (e) You shall have received from Ernst & Young, independent auditors, two letters, the first dated the date of this Agreement and the other dated such Initial Closing Date, addressed to the Purchaser, substantially in the form of Annex B hereto with such variations as are reasonably acceptable to you.

     (f) At the Initial Closing Date counsel for the Purchaser shall have been furnished with such further information, other documents and opinions as they may reasonably require.

     (g) The Common Stock issuable upon conversion of the Securities shall have been duly listed, subject to notice of issuance, on the New York and Pacific Stock Exchanges.

     (h) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities (including the Securities) by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Act.

     The several obligations of the Purchaser to purchase the Optional Debentures hereunder are subject to (i) the accuracy of and compliance with the representations and warranties of the Sellers contained herein on and as of the Option Closing Date, (ii) satisfaction on and as of the Option Closing Date of the conditions set forth in subsections (a) to (i) of this Section 6 inclusive (and for purposes thereof each reference therein to the Initial Closing Date shall be deemed to refer to the Option Closing Date) and (iii) the absence of circumstances on or prior to the Option Closing Date which would permit termination of this Agreement pursuant to Section 10.

     SECTION 7. PAYMENT OF EXPENSES. The Company will pay all costs, expenses, fees, disbursements and taxes incident to (i) the preparation by the Company, printing and distribution of the Preliminary Offering Circular, the Offering Circular and all amendments and supplements to either of them, (ii) the printing, reproduction and distribution of this Agreement, the Registration Rights Agreement, and all other underwriting and selling group documents by mail, telex or other means, (iii) the issuance by the Company of the Securities, (iv), if required, the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and the preparation, printing and distribution of Preliminary and Supplemental Blue Sky Memoranda and Legal Investment Survey (including the reasonable fees and disbursements of your counsel relating to the foregoing),
(v) fees and expenses, if any, incurred in connection with the listing of the Securities or the Common Stock issuable upon conversion of the Securities on any stock exchange, (vi) filings and clearance with the National

Association of Securities Dealers, Inc. in connection with the offering, (vii) the fees and expenses of the Registrar and Transfer Agent for the Securities and its counsel and (viii) the performance by the Company of its other obligations under this Agreement.

     If the sale of the Securities provided for herein is not consummated because of the failure to satisfy any condition to the obligations of the Purchaser set forth in Section 6 hereof, because of any termination pursuant to Section 10 hereof or because of any refusal, failure or inability of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Purchaser, the Company shall reimburse you for all of your out-of-pocket expenses incurred in connection with marketing and preparing for the offering of the Securities, including the reasonable fees and disbursements of counsel for the Purchaser.

     SECTION 8. INDEMNIFICATION AND CONTRIBUTION.

     (a) The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) (including, without limiting the foregoing, the reasonable legal and other expenses incurred in connection with investigating or defending or preparing to defend or appearing as a third party witness in connection with any such loss, claim, damage, liability or action, as such expenses are incurred) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular or any Preliminary Offering Circular, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon the following information furnished to the Company by you in (i) the last paragraph of text on the cover page of the Offering Circular concerning the terms of the offering by the Purchaser, (ii) the first paragraph on page 3 of the Offering Circular concerning over-allotment and stabilization by the Purchaser and (iii) the third paragraph of text under the caption "Plan of Distribution" in the Offering Circular concerning the terms of the offering by the Purchaser (all of the foregoing the "Purchaser's Information"). This indemnity agreement will be in addition to any liability which the Company may otherwise have to the persons referred to above in this
Section 8(a).

     (b) The Purchaser agrees to indemnify and hold harmless the Company, the officers and directors of the Company and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular or any Preliminary Offering Circular, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to the Purchaser's Information. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have to the persons referred to above in this Section 8(b).

     (c) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing; however, the omission to so notify the indemnifying party shall relieve the indemnifying party from liability only to the extent prejudiced thereby. The indemnifying party, upon request of the indemnified party, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others that the indemnifying party may designate and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Purchaser and all persons, if any, who control the Purchaser within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act,
(b) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, and each person, if any, who controls the Company within the meaning of either such Section of the Act, and that all fees and expenses to be paid pursuant to each of clauses (a) and (b) of this sentence shall be reimbursed as they are incurred. In the case of any such separate firm for the Purchaser and such control persons of the Purchaser, such firm shall be designated in writing by Lazard Freres & Co. LLC. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company.

     (d) If the indemnification provided for in this Section 8 is insufficient or unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchaser on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party shall have failed to the prejudice of the indemnifying party to give the notice required by Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commission received by the Purchaser, in each case as set forth in the table on the cover page of the Offering Circular. The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Purchaser and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.
Notwithstanding the provisions of Section 8(e), in no event shall the Purchaser be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     SECTION 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in the Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, including indemnity and contribution agreements, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation, or any statement as to the results thereof, made by or on behalf of the Purchaser or any person controlling the Purchaser or by or on behalf of the Company, its officers or directors or controlling persons, and shall survive acceptance of and payment for Securities hereunder.

     SECTION 10. TERMINATION. This Agreement may be terminated for any reason at any time prior to the delivery of and payment for the Securities on the Initial Closing Date or the Option Closing Date, as the case may be, by Lazard Freres & Co. LLC upon the giving of written notice of such termination to the Company, if prior to such time (i) there has been, since the respective dates as of which information is given in the Offering Circular, any material adverse change in the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business or (ii) there has occurred any outbreak or escalation of hostilities or other calamity or crisis or material change in existing national or international financial, political, economic or securities market conditions, the effect of which is such as to make it, in the judgment of Lazard Freres & Co. LLC, impracticable or inadvisable to market the Securities in the manner contemplated in the Offering Circular or enforce contracts for the sale of the Securities, or
(iii) trading of the Common Stock of the Company has been suspended by the New York Stock Exchange, or the Commission, or trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or a banking moratorium has been declared by either Federal or New York authorities. In the event of any such termination, the provisions of Section 7, the indemnity agreement and contribution provisions set forth in Section 8, and the provisions of Sections 9 and 13 shall remain in effect.

     SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Purchaser shall be directed to you c/o Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, NY 10020, Attention: Syndicate Department; and notices to the Company shall be directed to it at 505 Front Avenue Coeur d'Alene, Idaho 83814, telex no. (208) 667-2213, attention of the Secretary with a copy to the Treasurer.

     SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Company, the Purchaser, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from the Purchaser shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

     SECTION 14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign this Agreement and return to us counterparts hereof.


                                      Very truly yours,

                                      COEUR D'ALENE MINES CORPORATION,



                                      By___________________________________
                                        Name:
                                        Title:


Confirmed and Accepted, as of the
date first above written:

LAZARD FRERES & CO. LLC.


Lazard Freres & Co. LLC

                                  SCHEDULE I


                                                                   Aggregate
                          Purchasers                           Principal Amount
                          ----------                             Of Securities
                                                                To Be Purchased
                                                               ----------------
Lazard Freres & Co. LLC....................................       $125,000,000

                                                                ---------------
     Total.................................................       $125,000,000
                                                                ===============

                                                                       ANNEX A


     (1) The Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. The Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities
(i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or, Rule 144A under the Securities Act. Accordingly, the Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. The Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

     "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this paragraph have the meanings given to them by Regulation S.

     The Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

     (2) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

     (3) The Purchaser further represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

     (4) The Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. The Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. The Purchaser agrees to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and to issue any circular relating to the Securities, only at its own risk and expense.